UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2024

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2024, Body and Mind Inc.’s (the “Company”) wholly-owned subsidiary, DEP Nevada, Inc. (“DEP”), and DEP’s wholly owned subsidiary, Nevada Medical Group, LLC, a Nevada limited liability company (“NMG”) entered into a membership interest purchase agreement (the “MIPA”) with Vegas Brazil LLC, a California limited liability company (the “Purchaser”), whereby DEP, which currently holds beneficially and of record, one hundred percent (100%) of the issued and outstanding membership interests (the “Interests”) in NMG, shall sell the Interests to the Purchaser for a purchase price (the “Purchase Price”) consisting of: (i) a cash deposit of $250,000, which has already been paid by the Purchaser to DEP; (ii) $750,000 in cash to be paid within six months of receipt of regulatory approval by the Nevada Cannabis Compliance Board (the “Regulatory Approval”), which cash payment will be covered by a personal guarantee of an affiliate of the Purchaser (the “First Guaranty”); and (iii) a secured promissory note in the amount of $1,000,000 (the “Note”) to be delivered by the Purchaser to DEP on the closing date, and which Note will be personally guaranteed by an affiliate of the Purchaser (the “Second Guaranty”).  The Purchase Price is subject to a working capital adjustment, whereby the Purchase Price will be increased or decreased by the amount the working capital exceeds or falls short of the target working capital amount of zero dollars ($0.00) as provided for in the MIPA, respectively.  The Note shall bear interest at the applicable federal rate as of the closing date and the Note will be paid in six (6) equal monthly payments with the first payment occurring on the seven month anniversary of the closing date.

Closing of the MIPA (“Closing”) is subject to the satisfaction or waiver of certain conditions, including, but not limited to: (i) receipt of written evidence of Regulatory Approval approving the change in ownership of NMG and the commercial cannabis cultivation, distribution and manufacturing licenses held by NMG resulting from the sale of the Interests; (ii) receipt of signed consents from each landlord of the premises leased by NMG in Las Vegas; (iii) execution and delivery of the First Guaranty; (iv) execution and delivery of the Note and the Second Guaranty; (v) assignment of the Interests from DEP to the Purchaser; and (vi) resignation of the current manager and any officers of NMG.  The Closing shall occur no later than fifteen (15) calendar days following receipt of the Regulatory Approval and after the last of the conditions to Closing have been satisfied or waived, or such other time as the parties may agree (the actual Closing date being the “Closing Date”).  Pursuant to a side letter agreement (as discussed below), the Purchaser has agreed to assume all operational costs during the transition period as well as assumption of the long-term leases.

Within 365 days of the Closing Date, DEP shall deliver to the Purchaser a statement of financial position, which includes, without limitation, an accurate balance sheet reflecting NMG’s actual working capital, and DEP’s good faith calculations reflecting the working capital adjustment, if any (the “Statement of Financial Position”).  Based on the Statement of Financial Position, the parties shall determine if the Purchase Price shall be adjusted upwards or downwards in accordance with Section 2.02 of the MIPA.

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The Purchaser and DEP entered into a side letter agreement (the “Side Agreement”) contemporaneously with the MIPA to set forth the terms of their mutual understanding relating to the mechanics for the Purchaser’s economic takeover of NMG while the Regulatory Approval for the transaction contemplated in the MIPA is pending, which the Side Agreement shall terminate on the earlier of (i) the termination of the MIPA, or (ii) the closing date of the MIPA, unless otherwise terminated in accordance with the Side Agreement.  The Side Agreement shall cover, among other things, the rights granted from December 15, 2023, which is the economic takeover date, improvements to the facilities, operations, indemnification of each of the parties, termination, the handling of the management services agreement between NMG and Comprehensive Care Group, LLC, dated March 15, 2019, and a limited trade license being granted by DEP to NMG during the License Term (as defined in the Side Agreement), a non-exclusive, non-transferable, and non-sublicensable right to utilize the Licensed Marks (as defined in the Side Agreement) solely in connection with the operation of NMG’s commercial cannabis licenses at its currently leased location.  The License shall commence on the Closing Date and terminate on the one (1) year anniversary of the Closing Date.  For the first six (6) months of the License Term, DEP shall grant the License to NMG on a royalty-free basis.  For the remaining (6) months of the License Term, NMG shall pay to DEP a monthly sum of $5,000 payable on or before the fifth (5th) calendar day of each month.  At the conclusion of the License Term, the License Term may be renewed on a month-to-month basis, at no less than $5,000 per month (each, a “Renewal Term”), provided that all parties mutually agree to the Renewal Term.  Within the first six (6) months of the License Term, the parties shall negotiate in good faith and enter into a longform trademark license agreement with commercially reasonable terms that protect DEP and the Licensed Marks (as defined in the Side Agreement).  Failure by the parties to execute a longform trademark license agreement within the first six (6) months of the License Term shall be grounds for DEP to terminate the License and the License Term.

The foregoing descriptions of the MIPA and the Side Agreement do not purport to be complete and are qualified in their entirety by the MIPA and the Side Agreement, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Membership Interest Purchase Agreement by and between Vegas Brazil LLC, Nevada Medical Group, LLC and DEP Nevada, Inc., dated January 31, 2024 (†)

10.2	Letter Agreement between DEP Nevada, Inc. and Vegas Brazil LLC, dated January 31, 2024 (†)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Notes:

(†)	Portions of this exhibit have been omitted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: February 6, 2024	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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